UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2017

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number: 1-32349

Bermuda	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

(441) 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of Shareholders of Signet Jewelers Limited (the “Company”) was held on June 28, 2017.

(b) The following matters were voted upon at the Annual Meeting of Shareholders and the results of the voting were as follows:

Proposal One:

To elect eleven directors to the Company’s Board of Directors to serve until the next Annual Meeting of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company.

Director Nominee	For	Against	Abstain	Broker Non-Vote
H. Todd Stitzer	61,979,605	1,812,297	222,955	2,361,905
Virginia Drosos	61,605,989	2,186,066	222,802	2,361,905
Mark Light	60,431,124	3,360,864	222,869	2,361,905
Helen McCluskey	61,728,124	2,061,915	224,818	2,361,905
Marianne Miller Parrs	61,750,126	2,042,129	222,602	2,361,905
Thomas Plaskett	61,706,497	2,070,014	238,346	2,361,905
Jonathan Sokoloff	63,410,278	381,076	223,503	2,361,905
Robert Stack	61,733,181	2,039,005	242,671	2,361,905
Brian Tilzer	61,729,773	2,046,316	238,768	2,361,905
Eugenia Ulasewicz	61,748,898	2,042,639	223,320	2,361,905
Russell Walls	60,156,589	3,615,597	242,671	2,361,905

Proposal Two:

To appoint KPMG LLP as independent auditor of the Company, to hold office until the conclusion of the next Annual General Meeting of the Company and to authorize the Audit Committee to determine its compensation.

For	Against	Abstain	Broker Non-Vote
65,877,656	270,060	229,046	0

Proposal Three:

To approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in the Company’s Proxy Statement (the “Say-on-Pay” vote).

For	Against	Abstain	Broker Non-Vote
62,573,393	1,188,444	253,020	2,361,905

Proposal Four:

To approve, on a non-binding advisory basis, the frequency of the Say-on-Pay vote.

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
60,923,859	14,143	2,827,450	245,096	2,361,905

Based on the recommendation of the Company’s Board of Directors and the voting results, the Board of Directors has determined that the Company will continue to hold its advisory executive compensation vote every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED
Date: June 30, 2017

	By:	/s/ Mark Jenkins
	Name:	Mark Jenkins
	Title:	Chief Governance Officer & Corporate Secretary